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                                                                   EXHIBIT 10.11


                                 AMENDMENT NO. 1

         This Amendment No. 1 is made this 22nd day of March, 1999, to Amended and Restated Severance Agreement and is by and between Franklin Bank, National Association ("Franklin") and Marjorie Duncanson, (the "Officer").

         WHEREAS, Franklin and Officer entered into that certain Amended and Restated Severance Agreement dated November 21, 1995, (the "Amended and Restated Severance Agreement"), and

         WHEREAS, at the time of the Amended and Restated Severance Agreement, Officer was a Vice President of Franklin, and at the date of this Amendment No. 1, Officer is a Senior Vice President of Franklin ("Change in Position").

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree to amend the Amended and Restated Severance Agreement as follows:

         1. INCREASE IN MULTIPLIER. Paragraph 4(2) of the Amended and Restated Severance Agreement is hereby amended by changing the multiplier of Officer's gross compensation from .5 to 1.5 (the increase in the multiplier resulting from Officer's Change in Position).

         2. EXISTING AGREEMENT. Except as modified by this Amendment No. 1, the terms and conditions of the Amended and Restated Severance Agreement shall continue in full force and effect.


                                            FRANKLIN:

                                            FRANKLIN BANK, NATIONAL ASSOCIATION

                                            By:
                                                --------------------------------

                                            Its:
                                                 -------------------------------

                                            OFFICER:

                                            ------------------------------------
                                            Marjorie Duncanson
                                            Senior Vice President

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